EXHIBIT A

                             Joint Filing Agreement

                  In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Stratosphere Corporation, a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 26th day of October 1998.


                                                     /s/ Carl C. Icahn
                                                     CARL C. ICAHN, Individually

                                                     NEVAR LLC


                                                     By:    /s/ Carl C. Icahn
                                                     Name:  Carl C. Icahn
                                                     Title: Member

                                                     NYBOR LIMITED PARTNERSHIP

                                                     By:     BARBERRY CORP.
                                                     Title:  General Partner


                                                     By:    /s/ Carl C. Icahn
                                                     Name:  Carl C. Icahn
                                                     Title: President

                                                     BARBERRY CORP.


                                                     By:    /s/ Carl C. Icahn
                                                     Name:  Carl C. Icahn
                                                     Title: President






[Joint Filing Agreement among Carl C. Icahn, Nevar LLC, Nybor Limited Partnership, Barberry Corp., American Real Estate Holdings L.P. and American Property Investors, Inc.]





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                                       AMERICAN PROPERTY INVESTORS, INC.


                                       By:    /s/ Carl C. Icahn
                                       Name:  Carl C. Icahn
                                       Title: Chairman of the Board

                                              AMERICAN REAL ESTATE HOLDINGS L.P.

                                       By:     AMERICAN PROPERTY INVESTORS, INC.
                                       Title:  General Partner


                                       By:    /s/ Carl C. Icahn
                                       Name:  Carl C. Icahn
                                       Title: Chairman of the Board



































[Joint Filing Agreement among Carl C. Icahn, Nevar LLC, Nybor Limited Partnership, Barberry Corp., American Real Estate Holdings L.P. and American Property Investors, Inc.]